Dividends, earnings per share and share repurchase program	6 Months Ended
Jun. 30, 2025
Earnings per share [abstract]
Dividends, earnings per share and share repurchase program	Dividends, earnings per share and share repurchase program
Dividends
On February 25, 2025, the Company's Board of Directors (the "Board") proposed a dividend of CHF 0.28 per share, which was subsequently approved by the shareholders at the Annual General Meeting on May 6, 2025 and paid in May 2025 for an amount of $166 million.
On February 27, 2024, the Board proposed a dividend of CHF 0.24 per share, which was subsequently approved by the shareholders at the Annual General Meeting on May 8, 2024 and paid in May 2024 for an amount of $130 million.
Earnings per share
As of June 30, 2025, there were 494.4 million outstanding common shares after repurchases of 1.4 million common shares, partially offset by the delivery of 1.1 million net shares vesting under the equity incentive programs during the six months ended June 30, 2025.
Basic earnings per share is computed by dividing net income attributable to shareholders of Alcon Inc. for the period by the weighted average number of common shares outstanding during the period. For the three and six months ended June 30, 2025, the weighted average number of shares outstanding was 495.2 million. For the three and six months ended June 30, 2024, the weighted average number of shares outstanding was 494.5 million and 494.1 million, respectively.
The only potentially dilutive securities are the outstanding unvested equity-based awards, as described in Note 9. Except when the effect would be anti-dilutive, the calculation of diluted earnings per common share includes the weighted average net impact of unvested equity-based awards. For the three and six months ended June 30, 2025, the weighted average diluted number of shares outstanding was 497.9 million, which includes the potential conversion of 2.7 million unvested equity-based awards. For the three and six months ended June 30, 2024, the weighted average diluted number of shares outstanding was 497.0 million and 496.7 million, respectively, which includes the potential conversion of 2.5 million and 2.6 million unvested equity-based awards, respectively.
Share repurchase program
On February 25, 2025, the Board authorized the repurchase of up to $750 million of the Company’s common shares. The shares acquired are held in treasury and are intended to offset the dilutive effect of shares vesting under Alcon's equity-based incentive plans. Alcon expects to fund the repurchases through cash generated from operations. The program is authorized by the Swiss Takeover Board and subject to customary safe harbor conditions. The timing and total amount of share repurchases will depend upon a variety of factors. The share repurchase program is expected to be completed over a three year period but may be suspended or discontinued at any time.
On March 27, 2025, the Company executed an agreement with a bank to set the terms on which the bank will execute the share repurchases as the Company's agent. The agreement with the bank is cancellable at any time without continuing obligation such that no financial liability exists to the Company from execution of the agreement or the approval of the program. As of June 30, 2025, 1.4 million shares were repurchased for a total consideration of $121 million. Total cash payments for acquisition of treasury shares of $116 million were recorded to "Payments for acquisition of treasury shares" within the financing section of the Consolidated Statement of Cash Flows. Liabilities of $5 million were recorded to "Provisions & other current liabilities" on the Condensed Consolidated Balance Sheet for share repurchases which were initiated but not settled as of June 30, 2025.